                             [LOGO APPEARS HERE]

                           FORM OF MONTHLY STATEMENT


                 GreenTree Floorplan Receivables Master Trust
                                 Series 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of July 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A)   Information regarding distribution in respect of the Class A
     Certificates per $1,000 original certificate principal amount

     (1)  The total amount of the distribution in respect of Class A
     Certificates, per $1,000 original certificate principal amount      10.69

     (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per
     $1,000 original certificate principal amount                        10.69

     (3)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per
     $1,000 original certificate principal amount                         0.00

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1)  The amount of Class A Investor Charge Offs                      0.00

     (2)  The amount of Class A Investor Charge Offs set forth in paragraph 1 above, per $1,000 original certificate principal
     amount                                                               0.00

     (3)  The total amount reimbursed in respect of Class A
     Investor Charge Offs                                                 0.00

     (4)  The amount set forth in paragraph 3 above, per $1,000
     original certificate principal amount                                0.00

     (5)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
     Invested Amount after giving effect to all transactions on
     such Distribution Date                                               0.00

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C)   Information regarding distributions in respect of the
     Class B Certificates, per $1,000 original certificate principal amount

     (1)  The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount      10.79

     (2)  The amount of the distribution set forth in
     paragraph 1 above in respect of interest on the Class B
     Certificates, per $1,000 original certificate principal amount      10.79

     (3)  The amount of the distribution set forth in
     paragraph 1 above in respect of principal of the Class B
     Certificates, per $1,000 original certificate principal amount       0.00

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B
     Invested Amount

     (1)  The amount of reductions in Class B Invested Amount
     pursuant to clauses (c), (d), and (e) of the definition of
     Class B Invested Amount                                              0.00

     (2)  The amount of reductions in the Class B Invested
     Amount set forth in paragraph 1 above, per $1,000 original
     certificate principal amount                                         0.00

     (3)  The total amount reimbursed in respect of such
     reductions in the Class B Invested Amount                            0.00

     (4)  The amount set forth in paragraph 3 above, per $1,000
     original certificate principal amount                                0.00

     (5)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
     Invested Amount after giving effect to all transactions on such
     Distribution Date                                                    0.00


                            Green Tree Financial Corporation, as Servicer

                            By: /s/ Phyllis A. Knight
                               ----------------------------------------
                               Name: Phyllis A. Knight
                               Title: Senior Vice President and Treasurer

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
RECEIVABLES
Beginning of the Month Principal Receivables:                               1,577,889,657.13
Removed Principal Receivables:                                                          0.00
Additional Principal Receivables:                                              37,726,802.05
End of the Month Principal Receivables:                                     1,587,414,736.81
End of the Month Total Receivables:                                         1,587,414,736.81

Excess Funding Account Balance                                                          0.00
Aggregate Invested Amount (all Master Trust Series)                         1,461,000,000.00

End of the Month Transferor Amount                                                445,795.75

DELINQUENCIES AND LOSSES ---
                                                                            RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                        1,309,446.72
   61-90 Days Delinquent                                                          545,398.17
   90+ Days Delinquent                                                            516,306.48

   Total 30+ Days Delinquent                                                    2,371,151.37


Defaulted Accounts During the Month                                                45,931.05


INVESTED AMOUNTS ---

Class A Initial Invested Amount                         7,120,000.00
Class B Initial Invested Amount                           320,000.00
Class C Initial Invested Amount                           120,000.00
Class D Initial Invested Amount                           440,000.00
INITIAL INVESTED AMOUNT                                                         8,000,000.00

Class A Invested Amount                                 7,120,000.00
Class B Invested Amount                                   320,000.00
Class C Invested Amount                                   120,000.00
Class D Invested Amount                                   440,000.00
INVESTED AMOUNT                                                                 8,000,000.00

Class A Adjusted Invested Amount                        7,120,000.00
Class B Adjusted Invested Amount                          320,000.00
Class C Invested Amount                                   120,000.00
Class D Invested Amount                                   686,413.62
ADJUSTED INVESTED AMOUNT                                                        8,246,413.62

MONTHLY SERVICING FEE                                                              13,744.02

INVESTOR DEFAULT AMOUNT                                                               235.79


SERIES 1996-1 INFORMATION

SERIES 1996-1 ALLOCATION PERCENTAGE                                                     0.55%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                                             75,871.64
SERIES 1996-1 UNREIMBURSED CHARGE-OFFS                                                  0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                              251.50
SERIES 1996-1 MONTHLY FEES                                                         13,744.02
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                                   2,408,655.84
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                                          329,856.54
FLOATING ALLOCATION PERCENTAGE                                                          0.52%

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
INVESTOR FINANCE CHARGE COLLECTIONS                                               104,099.87
INVESTOR DEFAULT AMOUNT                                                               235.79
PRINCIPAL ALLOCATION PERCENTAGE                                                         0.52%
AVAILABLE PRINCIPAL COLLECTIONS                                                 4,766,698.35

CLASS A FLOATING ALLOCATION                                                             0.45%
CLASS A REQUIRED AMOUNT                                                                 0.00

CLASS B FLOATING ALLOCATION                                                             0.02%
CLASS B REQUIRED AMOUNT                                                                 0.00

CLASS C FLOATING ALLOCATION                                                             0.00
CLASS D FLOATING ALLOCATION                                                             0.04%

TOTAL EXCESS SPREAD                                                                24,109.62

YIELD AND BASE RATE---

Base Rate (Current Month)                                       7.43%
Base Rate (Prior Month)                                         7.40%
Base Rate (Two Months Ago)                                      7.39%
THREE MONTH AVERAGE BASE RATE                                                           7.41%

Series Adjusted Portfolio Yield (Current Month)                10.09%
Series Adjusted Portfolio Yield (Prior Month)                   8.44%
Series Adjusted Portfolio Yield (Two Months Ago)               10.21%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                           9.58%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                            0.45%
   Class A Principal Collections                        4,116,803.80

CLASS B PRINCIPAL PERCENTAGE                                                            0.02%
   Class B Principal Collections                          185,024.89

CLASS C PRINCIPAL PERCENTAGE                                                            0.01%
   Class C Principal Collections                           69,384.33

CLASS D PRINCIPAL PERCENTAGE                                                            0.04%
   Class D Principal Collections                          395,485.33

AVAILABLE PRINCIPAL COLLECTIONS                         4,766,698.35

REALLOCATED PRINCIPAL COLLECTIONS                                                       0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                                       0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                       0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                                  0.00
Deficit Controlled Accumulation Amount                          0.00
CONTROLLED DEPOSIT AMOUNT                                                               0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                                       0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                 4,766,934.14
PRINCIPAL SHARING SERIES

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
INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                            0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                      0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                                            0.00
THAN BY PRINCIPAL PAYMENTS)
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                                            0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                 0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                                  0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                                  0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                                  0.00


                    Green Tree Financial Corporation, as Servicer

                    By:  /s/ Phyllis A. Knight
                       ----------------------------------------
                         Phyllis A. Knight
                         Senior Vice President and Treasurer

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